RBC FUNDS TRUST

Access Capital Community Investment Fund

Supplement dated February 24, 2011 to the
Prospectus dated November 23, 2010 (“Prospectus”)

This Supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

The first paragraph under the heading “Valuation of Portfolio Securities” on page 20 of the Prospectus is deleted and replaced with the following

Valuation of Portfolio Securities

On behalf of the Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. Debt obligations with remaining maturities of 60 days or less from date of purchase are valued at amortized cost.  Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AC PRO - SUPP 2/24/2011

RBC FUNDS TRUST

Access Capital Community Investment Fund

Supplement dated February 24, 2011 to the RBC Funds Trust
Statement of Additional Information dated November 23, 2010 (“SAI”)

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The first full paragraph on page 38 of the SAI is deleted and replaced with the following:

Debt securities will generally be priced at the value determined by an approved pricing agent using matrix pricing or its proprietary calculation model. Such securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing agent, the Trust’s fair value procedures need not be followed. When a market value is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Valuation Committee in accordance with Fund procedures. Securities with 60 days or less to maturity at the time of purchase will be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AC SAI - SUPP 2/24/2011